UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________________________
FORM 8-K
____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 2, 2011
____________________________________________________________________

Boyd Gaming Corporation
(Exact Name of Registrant as Specified in its Charter)
____________________________________________________________________

Nevada	001-12882	88-0242733
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor
Las Vegas, Nevada 89169
(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨Œ	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨Œ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨Œ	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨Œ	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events
This Form 8-K is being filed to update the audited consolidated financial statements and certain other items of Boyd Gaming Corporation (the "Company"), specifically and primarily related to the recasting of the consolidated balance sheet as of December 31, 2010, and related notes thereto, which were included in the Company’s Annual Report on Form 10-K (the “Provisional Form 10-K”) for the year ended December 31, 2010, as originally filed with the Securities and Exchange Commission (the “SEC”) on March 15, 2011. The impact on the Company's consolidated statement of operations for the year ended December 31, 2010, as included in the Provisional Form 10-K, and as retrospectively adjusted for these items, was not material, and therefore has not been recasted as a result of this update.
When we filed our Provisional Form 10-K for the year ended December 31, 2010, the initial acquisition method accounting for the effective change in control of Borgata Hotel Casino and Spa ("Borgata") was not finalized. The application of acquisition method accounting, required in accordance with the authoritative accounting guidance for business combinations, initially had the following effects on our unaudited condensed consolidated financial statements: (i) our previously held equity interest was measured at a provisional fair value at the date control was obtained; (ii) we recognized and measured the provisional fair value of the identifiable assets and liabilities in accordance with promulgated valuation recognition and measurement provisions; and (iii) we recorded the provisional fair value of the noncontrolling interest held in trust as a separate component of our stockholders' equity.
Since the filing of the Provisional Form 10-K, we have made adjustments to the provisional fair value amounts recognized at the date of effective change in control, or March 24, 2010, to reflect new information obtained about facts and circumstances that existed as of March 24, 2010 that, if known, would have affected the measurement of the amounts recognized as of that date. These adjustments, referred to herein as “measurement period adjustments” materially shifted the value of certain tangible and intangible assets. We have applied the measurement period adjustments retrospectively to the consolidated balance sheet reported as of December 31, 2010, as previously reported in the Provisional Form 10-K; however, the impact on the accompanying consolidated statement of operations for the year ended December 31, 2010, as retrospectively adjusted to the statement as reported on the Provisional Form 10-K was not material, and was therefore not adjusted for any measurement period adjustments.
Additionally, Note 23 has been added to provide condensed consolidating financial information of the Company in accordance with Rule 3-10 of Regulation S-X promulgated by the SEC in contemplation of complying with such Rule in anticipation of the filing of a registration statement to register our 9.125% Senior Notes and the related guarantees of such notes.
These updated historical financial statements, and other conforming changes to the Provisional Form 10-K are filed as Exhibit 99.1 to this Form 8-K and have been updated, solely to include the retrospective measurement period adjustments and new footnote disclosure. All other information provided in the Form 10-K, unless otherwise provided herein, remains unchanged and this Form 8-K does not modify or update the disclosures in the Form 10-K in any other way. The revisions to the Provisional Form 10-K, as included herein, should be read in conjunction with other information that the Company has filed with the SEC.

Item 9.01     Financial Statements and Exhibits.

(d)	The following exhibits are furnished as part of this report:

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Certain Items from Form 10-K for the fiscal year ended December 31, 2010, as previously filed with the SEC on March 15, 2011

101
The following materials from Boyd Gaming Corporation's Annual Report on Form 10-K for the year ended December 31, 2010, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Balance Sheets as of December 31, 2010 and 2009, (ii) Consolidated Statements of Operations for the years ended December 31, 2010, 2009 and 2008, (iii) Consolidated Statements of Changes in Stockholders' Equity for the years ended December 31, 2010, 2009 and 2008, (iv) Consolidated Statements of Cash Flows for the years ended December 31, 2010, 2009 and 2008, and (v) Notes to Consolidated Financial Statements.*

* Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on September 2, 2011.

BOYD GAMING CORPORATION

By:	/s/ Josh Hirsberg
Josh Hirsberg Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Certain Items from Form 10-K for the fiscal year ended December 31, 2010, as previously filed with the SEC on March 15, 2011

101
The following materials from Boyd Gaming Corporation's Annual Report on Form 10-K for the year ended December 31, 2010, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Balance Sheets as of December 31, 2010 and 2009, (ii) Consolidated Statements of Operations for the years ended December 31, 2010, 2009 and 2008, (iii) Consolidated Statements of Changes in Stockholders' Equity for the years ended December 31, 2010, 2009 and 2008, (iv) Consolidated Statements of Cash Flows for the years ended December 31, 2010, 2009 and 2008, and (v) Notes to Consolidated Financial Statements.*

* Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections.